SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2002

SUPERVALU INC.

(exact name of registrant as specified in its charter)

Delaware	1-5418	41-0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11840 Valley View Road Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 828-4000

Item 5.    Other Events.

On May 13, 2002, the Registrant agreed to sell $300,000,000 principal amount of its 7½% Notes due 2012 (the “Notes”) pursuant to an Underwriting Agreement dated May 13, 2002 by and among the Registrant and Banc One Capital Markets, Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters named therein.

The Notes are the subject of a Registration Statement on Form S-3 (File No. 333-43538) filed by the Registrant with the Securities and Exchange Commission (the “Registration Statement”).

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits to the Registration Statement are filed herewith:

1.1	Underwriting Agreement dated May 13, 2002 by and among the Registrant and Banc One Capital Markets, Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters named therein.

4.1	Officers’ Certificate and Authentication Order dated May 15, 2002 relating to the Notes, including the form of Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2002

SUPERVALU INC.

By:	/s/ PAMELA K. KNOUS
Pamela K. Knous
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

1.1	Underwriting Agreement dated May 13, 2002 by and among the Registrant and Banc One Capital Markets, Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters named therein.

4.1	Officers’ Certificate and Authentication Order dated May 15, 2002 relating to the Notes, including the form of Notes.

4